SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 15, 1999
                                          -------------


                    CHASE MANHATTAN CREDIT CARD MASTER TRUST
                    ----------------------------------------
                          (Exact name of registrant as
                            specified in its charter)


                CHASE MANHATTAN BANK USA, N.A. (formerly known as
                        "The Chase Manhattan Bank (USA)")
                -------------------------------------------------
                             (Sponsor of the Trust)


          Delaware                      33-40006                22-2382028
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)


             802 Delaware Avenue, Wilmington, Delaware         19801
             -----------------------------------------       ----------
              (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (302) 575-5050
                                                    --------------

Item 5. Other Events:


     On June 15, 1999, Chase Manhattan Credit Card Master Trust made the distributions to Certificateholders contemplated by the Amended Pooling and Servicing Agreement dated as of July 1, 1996, (the "Agreement"), between Chase Manhattan Bank USA, N.A. and Yasuda Bank and Trust Company (U.S.A.) (the "Trustee"), as supplemented by the Series Supplements for each of the Series 1996-1, Series 1996-2, Series 1996-3 and Series 1996-4 in accordance with the Agreement.

     Copies of the monthly Certificateholders' Statements for such distribution delivered is being filed as Exhibits 20.1 to this Current Report on Form 8-K.


Item 7(c). Exhibits

           Exhibits          Description
           --------          -----------
             20.1            Monthly Certificateholders' Statements with respect
                             to the June 15, 1999 distribution.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 30, 1999

                                            Chase Manhattan Credit Card Master
                                            Trust,

                                            By: Chase Manhattan Bank USA, N.A.,
                                                as Servicer



                                            By: /s/ Patricia Garvey
                                                -------------------------------
                                                Name:  Patricia Garvey
                                                Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.              Description
-----------              -----------
   20.1                  Monthly Certificateholders' Statements with respect to
                         the distribution to June 15, 1999 distribution to Certificateholders for Series 1996-1, Series 1996-2,
                         Series 1996-3 and Series 1996-4